Income taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The following table summarizes our income tax expense/(benefit):

	Year ended December 31,
(€ thousands)	2017	2018	2019
Current income tax expense/(benefit):
Germany	€323	€2,225	€18,769
Other countries	112	125	309
Current income tax expense/(benefit)	435	2,350	19,078
Deferred income tax expense/(benefit):
Germany	(4,851)	(1,264)	2,020
Other countries	(348)	—	(116)
Deferred income tax expense/(benefit)	(5,199)	(1,264)	1,904
Income tax expense/(benefit)	€(4,764)	€1,086	€20,982

Reconciliation of German statutory income tax rate to effective income tax rate
The following table summarizes our income/(loss) before income taxes allocated to Germany and to other countries:

	Year ended December 31,
(€ thousands)	2017	2018	2019
Germany	€(20,018)	€(20,574)	€36,750
Other countries	2,205	108	940
Income/loss) before income taxes	€(17,813)	€(20,466)	€37,690

A reconciliation of amounts computed by applying the German statutory income tax rate to income/(loss) before income taxes to total income tax expense/(benefit) is as follows:

	Year ended December 31,
(€ thousands)	2017	2018	2019
Income/(loss) before income taxes	€(17,813)	€(20,466)	€37,690

Income tax expense at German tax rate (31.23%)	(5,562)	(6,391)	11,769
Foreign rate differential	33	(5)	100
Expected tax expense/(benefit)	(5,529)	(6,396)	11,869

Tax effect from:
Non-deductible share-based compensation	5,017	6,465	6,211
Non-deductible corporate costs	34	—	—
Prior period taxes	6	96	66
Movement in valuation allowance	(3,517)	(184)	19
Foreign withholding taxes	—	813	—
Movement in uncertain tax positions	—	—	2,857
Other differences	(775)	292	(40)
Income tax expense/(benefit)	€(4,764)	€1,086	€20,982
The income tax expense/(benefit) is mainly driven by income/(loss) before income taxes of €(17.8) million, €(20.5) million and €37.7 million for the years ended December 31, 2017, 2018 and 2019, respectively. Our effective tax rate was 26.7%, (5.3)% and 55.7% in the years ended December 31, 2017, 2018 and 2019, respectively. Non-deductible share-based compensation of (pre-tax) €16.0 million, €20.7 million and €19.9 million had an impact on the effective tax rates of (28.2)%, (31.6)% and 16.5% in the years ended December 31, 2017, 2018 and 2019, respectively. In 2019, €2.9 million of the impact relates to movements in uncertain tax positions, with an impact of 7.6% on the 2019 effective tax rate. The uncertain tax positions relate to the tax deductibility of general and administrative expenses incurred by trivago N.V. in the 2017, 2018 and 2019 fiscal years. Additional details on the movement in valuation allowance are included below. Prior period taxes of €0.1 million and €0.1 million in 2018 and 2019, respectively, relate primarily to the results of tax audits for fiscal years 2013 to 2015 in trivago GmbH (the legal predecessor of trivago N.V.) In 2018, €0.8 million related to foreign withholding tax deductions. Other differences relate to one-off items during the year, such as non-deductible expenses which are individually insignificant.
Uncertain tax positions
Uncertain tax positions as of December 31, 2018 and 2019 were as follows:

	Year Ended December 31,
(€ thousands)	2018	2019
Balance, beginning of year	€—	€—
Increases to tax positions related to the current year	—	2,133
Increases to tax positions related to prior years	—	720
Interest and penalties	—	4
Balance, end of year	€—	€2,857

Tax audits
The Company is subject to audit by federal, state, local and foreign income tax authorities. As of December 31, 2019, there is an ongoing audit of tax returns from 2013 through 2015 for corporate and trade income tax as well as value-added tax for trivago N.V. According to the statute of limitation, the German tax authorities may initiate additional audits of tax returns for 2016 through 2019.
Deferred income taxes
At December 31, 2018 and 2019, the significant components of our deferred tax assets and deferred tax liabilities were as follows:

	Year Ended December 31,
(€ thousands)	2018	2019
Deferred tax assets:
Net operating loss and tax credit carryforwards	€949	€429
Prepaid expense and other current assets	5,042	3,723
Deferred rent	1,778	1
Property and equipment	459	116
Accrued expenses and other current liabilities	1,381	147
Intangible assets, net	372	253
Operating lease liability	—	31,130
Other long-term liabilities	299	311
Other	329	—
Deferred tax assets (gross)	10,609	36,110
Less valuation allowance	—	(81)
Subtotal	10,609	36,029
Offsetting	(10,609)	(35,294)
Deferred tax assets	—	735

Deferred tax liabilities:
Intangible assets, net	53,499	53,021
Property and equipment	2,778	2,980
Operating lease right-of-use assets	—	29,985
Accrued expenses and other current liabilities	448	—
Other	434	235
Subtotal	57,159	86,221
Offsetting	(10,609)	(35,294)
Deferred tax liabilities	€46,550	€50,927

At December 31, 2019, we had net operating loss carryforwards (“NOLs”) for a tax-effected amount of approximately €0.4 million. The tax-effected NOL carryforwards decreased by €0.5 million from the amount recorded at December 31, 2018 primarily due to utilization of NOLs at the level of the trivago N.V.
trivago N.V. is a Dutch listed entity, however has its tax residency in Germany. In 2017, trivago N.V. and trivago GmbH merged for tax purposes. This merger enabled trivago N.V. to offset its NOLs with any future taxable profits. As a result, the €3.2 million previously unrecognized losses of trivago N.V. have been recognized in 2017. All of this €3.2 million were utilized in 2017, 2018 and 2019. As of December 31, 2019, €0.3 million tax-effected NOLs are recognized for tax losses of Base7 Germany GmbH, which also may be carried forward indefinitely.
The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period change, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.
The total cumulative amount of undistributed earnings related to investments in certain foreign subsidiaries where the foreign subsidiary has or will invest undistributed earnings indefinitely was €0.1 million at December 31, 2019. In terms of undistributed earnings of domestic investments, we have recognized deferred income taxes on taxable temporary difference of €0.02 million, as only 5% refer to a taxable temporary difference under German tax law. Any capital gains on the sale of participations would be 95% exempt under German tax law.
Deferred taxes of €1.7 million were recorded in retained earnings due to the adoption of ASC 842.